UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - July 31, 2008

ISILON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3101 Western Avenue
 Seattle, Washington 98121

 (Address of principal executive offices, including zip code)

(206) 315-7500
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2008, Isilon Systems, Inc. issued a press release relating to its financial results for the second quarter and six months ended June 30, 2008. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued July 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISILON SYSTEMS, INC.
By:	/s/ Keenan Conder
Keenan Conder
Vice President, General Counsel and Secretary

Date: July 31, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Isilon Systems, Inc. issued July 31, 2008